Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,090,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,688.18
Total Offset Amount	3,688.18
Net Fee	$ 0.00